SECURITIES AND EXCHANGE COMMISSION


                                 Washington D.C.

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                 March 10, 2005

                Date of Report (Date of earliest event reported)
                     COMMUNICATION INTELLIGENCE CORPORATION

             (Exact name of registrant as specified in its charter)
                                    Delaware

                 (State or other jurisdiction of incorporation)

               0-19301                                  94-2790442
---------------------------------------   ------------------------------------
       (Commission file number)           (IRS employer identification number)


            275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065

                    (Address of principal executive offices)

                                 (650) 802-7888
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencementcommunications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))




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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Item 2.02.  Results of Operations and Financial Condition.

On March 9, 2005, Communication Intelligence Corporation. issued a press release announcing its financial results for the year ended December 31, 2004. The press release is attached to this Form 8-K as Exhibit 99.1.

                                      * * *

Note: The information contained in this report on Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 7.01.  REGULATION FD DISCLOSURE

Information furnished under Item 2.02.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(c) EXHIBITS. The following document is attached by the Company as an Exhibit to this report.

         Exhibits

          99.1. Press release dated March 9, 2005 announcing financial results for the year ended December 31, 2004.



EXHIBITS


99.1 Press release of the Company dated March 9, 2005.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 10, 2005

                     COMMUNICATION INTELLIGENCE CORPORATION

                                  (Registrant)


By:  /s/ Frank Dane
    -------------------------------
    Frank Dane
    Chief Financial Officer



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                                  EXHIBIT INDEX
Exhibit No.     Subject Matter                                     Page No.
----------      --------------                                     -------

   99.1       Press release of the Company dated March 9, 2005        5





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